UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2007

Union Bankshares Company

(Exact name of registrant as specified in its charter)

Maine	0-12958	01-0395131
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

66 Main Street Ellsworth, ME	04605
(Address of principal executive offices)	(Zip Code)

(207) 667-2504

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On April 27, 2007, Union Bankshares Company released its quarterly shareholder letter for the first quarter of 2007.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	First quarter shareholder letter dated April 27, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION BANKSHARES COMPANY

By:	/S/ TIMOTHY R. MAYNARD
Timothy R. Maynard Chief Financial Officer

Date: April 27, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	First quarter shareholder letter dated April 27, 2007